UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2009

                             ONEIDA FINANCIAL CORP.
               (Exact Name of Registrant as Specified in Charter)

            Federal                      000-25101                16-1561678
-----------------------------      -------------------        ------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


182 Main Street, Oneida, New York                                   13421-1676
--------------------------------------------                     ---------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (315) 363-2000
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

      Oneida Financial Corp., the parent company of The Oneida Savings Bank announced today the addition of Nancy N. Ryan to its Board of Directors, effective November 1, 2009. The Oneida Financial Corp. Board of Directors was increased to eleven (11) members with the additions of Ryan. A copy of the press release is included as exhibit 99.1 to this report.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Not applicable

(b)    Not applicable

(c)    Not applicable

(d)    Exhibits

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized. ONEIDA FINANCIAL CORP.



DATE:  November 2, 2009                By: /s/ Michael Kallet
                                           -------------------------------------
                                           Michael R. Kallet
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

99.1 News release dated November 2, 2009 announcing an addition to the Board of Directors.